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                                                                    EXHIBIT 10.2

                        INTELLECTUAL PROPERTY AGREEMENT

          This INTELLECTUAL PROPERTY AGREEMENT, (the "Agreement"), dated as of
                                                      ---------
July 9, 1999 (the "Effective Date"), is by and among The Right Start, Inc., a
                   --------------
California corporation (the "Company") and RightStart.com Inc., a Delaware
                             -------
Corporation ("Sub").
              ---

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, Company is the owner of all right, title and interest in the Intellectual Property as defined herein; and

          WHEREAS, Sub is a subsidiary of the Company formed for the purpose of conducting the Company's catalog business, and engaging in the online retailing of the Company's products for parents, infants and children and the other activities more fully defined below as the Online Business;

          WHEREAS, the Company desires to assign to Sub the Website IP, and to grant Sub a non-exclusive, non-transferable, fully-paid up and royalty-free license (except as otherwise set forth herein) to use the Right Start IP and the goodwill associated therewith solely in connection with the Online Business, and Sub desires to grant to the Company a non-exclusive, non-transferable, fully-paid up and royalty-free license to use the Website IP and the goodwill associated therewith solely in connection with the Retail Business.

          NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  DEFINITIONS

          1.01 Affiliate means any person or entity of any kind effectively controlling, effectively controlled by or under common control with Company or Sub.

          1.02 Change in Control shall mean, and shall be deemed to have occurred on the date the Sub enters into or is involved in any merger, reorganization, consolidation or other business combination with any person or entity other than an Affiliate or financial adviser, immediately after which Sub's stockholders immediately prior to such transaction hold less than fifty percent (50%) of the general voting power of Sub.

          1.03 Confidential Information shall mean any information relating to technical, marketing, product, customer and/or business affairs which is disclosed in the course of this Agreement, including information relating to products, trade secrets, software research and developments, inventions, processes, techniques, designs or other technical and business information. Confidential information shall not include any information which becomes generally available to the public without breach of this Agreement, is in the possession of the
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recipient party prior to its disclosure by the disclosing party or becomes available from a third party not in breach of any obligations of confidentiality to the disclosing party.

          1.04 Content shall mean all information, marketing data, text, audio files, video files, graphics or other material provided by Company for use in connection with the Online Business.

          1.05 Customer Information shall mean all lists of customers and prospective customers and any other information regarding customers (and prospective customers) of the Company's Retail Business in any format or medium of expression existing on or after the Effective Date.

          1.06 Derivative Work shall have the meaning in accordance with the United States Copyright Act of 1976, as amended, 17 U.S.C. (S)101, namely, a work based upon one or more pre-existing works that is embodied in any form in which a work may be recast, transformed or adapted, including any work consisting of editorial revisions, annotations, elaborations or other modifications which, as a whole, represents an original work of authorship.

          1.07 Guidance Solutions Content shall mean the source code (human readable) and object code (machine readable), technology, methods, techniques, software, algorithms, electronic commerce and database applications and rights thereto owned by Guidance Solutions, Inc. which has been engaged by Company to develop the Website.

          1.08 Intellectual Property shall mean the Right Start IP and the Website IP.

          1.09 Marks refers to all trademarks, service marks, trade dress, logos, brands and designs, trade names, Internet domain names, metatags, and hyperlinks and any similar designation of source now known or hereafter devised (and any combination thereof) owned or used by Company, including, without limitation, those set forth on Exhibit A. Marks (excluding trade dress, designs, domain names, metatags and hyperlinks) may also be referred to herein as Trademarks.

          1.10 Online Business shall mean the catalog and online retailing of the Company's and Sub's products (including, without limitation, third party products sold or distributed by either) or similar products for parents, childcare providers, infants and children under age seventeen, together with original or third party content presented or offered on the Website or otherwise online or electronically by Sub, including, without limitation, the production, procurement, sales, marketing, promotion and distribution of all of the foregoing, and the collection, sale, and distribution of information regarding the use and users of the Website and other customers.

          1.11 Retail Business shall mean the retail sales of products for parents, childcare providers, infants or children under age seventeen through any sales medium except through online sales (or in any other electronic format) or through catalog sales.

          1.12 Right Start IP shall mean all Customer Information, and any other information regarding customers of the Company's Retail Business, and all Marks, and all goodwill associated therewith, copyrights and works subject to copyright protection, patents,

                                       2
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trade secrets and other proprietary and intangible property rights, and all applications and registrations therefor and renewals and extensions thereof of the Company, including, without limitation, those Marks set forth on Exhibit A and the Patents set forth on Exhibit C; provided, however, that the term "Right
                                        -----------------
Start IP" shall not include the Website IP (or anything else developed by or for Sub on or after the Effective Date). Company shall use its best efforts to provide to Sub Exhibits updated to reflect any after-acquired Right Start IP which is necessary or useful to conduct, or material to, the Retail Business.

          1.13 The Right Start Website Content shall include, without limitation, all files (including all Hypertext Markup Language (HTML) files), text, graphics, graphics files in any file format, images, artwork, audio files, audiovisual materials, and electronic commerce and database applications (including such Content utilizing or displaying the name "Right Start") which are (i) provided by third parties or the Company or (ii) created by or for Sub in connection with the Website and in accordance with the terms and conditions of this Agreement.

          1.14 User Information shall mean any and all information with respect to the use and users of the Website, including, without limitation, all user profiles, click streams, cookie files, and information regarding frequency of use, page views, hits, purchase history and all demographic data collected by or on behalf of the Company or Sub. User Information shall also include all catalog customer lists of the Company or Sub in existence on the Effective Date.

          1.15 Website shall mean all content of the interactive electronic commerce website located at the domain name www.RightStart.com.
                                            ------------------

          1.16 Website IP refers to the Right Start Website Content and all of the following as they relate to the Website or the Online Business: the copyright registrations set forth on Exhibit B, the domain names set forth on Exhibit D, and all trademarks, service marks, trade dress, logos ,brands and designs, trade names, Internet domain names, metatags, and hyperlinks and any similar designation of source now known or hereafter devised (and any combination thereof) used in connection with the Website or the Online Business (the "Sub Marks"), and all goodwill associated therewith, copyrights and works subject to copyright protection, patents, trade secrets, the Content and other proprietary and intangible property rights, and all applications and registrations therefor and renewals and extensions thereof, including all intellectual property hereafter created, developed or acquired by or for the Company or Sub in the conduct of the Online Business.

2.  GRANT OF LICENSE.
    ----------------

          2.01  (a)  License to Sub.  Company hereby grants to Sub a worldwide,
                     --------------
non-exclusive (except as provided below), non-transferable (except as provided below) fully paid-up and royalty-free license to use and fully exploit the Right Start IP (and the goodwill associated therewith) and the Customer Information, solely in connection with the Online Business and in accordance with the terms and conditions of the Agreement (subject to the provisions of Article 4). Such
                                                              ---------
license will be exclusive with respect to the Online Business and such exclusivity will exclude the Company or any Affiliate of the Company or successor from (1) using, exploiting, exercising or licensing any rights to the Right Start IP or Customer Information in connection with any online, e-commerce or catalog business retailing products for parents,

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childcare providers, infants or children under age seventeen (provided that the
Company may maintain hyperlinks, sites or pages (that utilize domain names other than those within the definition of Website IP) that provide access exclusively to (A) corporate information regarding the Company, and (B) a list of the Company's retail locations, so long as such hyperlink, site or page provides a link to the Website) or (2) engaging in or promoting any online, e-commerce or catalog business retailing products for parents, childcare providers, infants or children under age seventeen (provided that the Company may maintain hyperlinks, sites or pages (that utilize domain names other than those within the definition of Website IP) that provide access exclusively to (A) corporate information regarding the Company, and (B) a list of the Company's retail locations, so long as such hyperlink, site or page provides a link to the Website).

          (b)  License to Company.  Sub hereby grants to Company a worldwide,
               ------------------
non-exclusive, fully paid-up and royalty-free license to use and fully exploit the User Information and the Website IP for any purpose of the Retail Business other than an electronic or online presence (provided that the Company may maintain hyperlinks, sites or pages (that utilize domain names other than those within the definition of Website IP) that provide access exclusively to (A) corporate information regarding the Company, and (B) a list of the Company's retail locations, so long as such hyperlink, site or page provides a link to the Website) (Subject to the provisions of Article 4 and Article 7).
                                       -----------------------

          2.02.  Assignment. Company hereby assigns to Sub all of its right,
                 ----------
title and interest in and to the User Information and the Website IP (and the goodwill associated therewith), in accordance with the terms and conditions of the Agreement.

          2.03   Ownership by the Company.  All right, title and interest in and
                 ------------------------
to the Customer Information and the Right Start IP, including all goodwill associated therewith, shall remain vested in Company. Sub covenants that it will not in any way challenge (1) Company's ownership of the Right Start IP or the Customer Information or (2) the validity of the Right Start IP.

          2.04.  Ownership by Sub.  All right, title and interest in and to the
                 ----------------
User Information and the Website IP (including all goodwill associated therewith) shall be the property of Sub. The Company covenants that it will not in any way challenge (1) Sub's ownership of the Website IP or User Information or (2) the validity of the Website IP.

          2.05.  Transferability.  (a)  Neither party hereto shall have the
                 ---------------
right to assign or sublicense its licenses or sublicenses under this Agreement unless (1) such party obtains the other party's prior written consent to such a transfer of rights, and (2) such assignee or sublicensee shall assume in writing the obligations of the licensing or sub-licensing party under this Agreement and agree to be bound hereunder for the benefit of the other party; provided that without regard to such restrictions (A) either party may assign such licenses or sublicenses to a successor to substantially all its assets and (B) either party may sublicense its licenses and sublicenses in connection with a partnership, alliance, joint venture, distribution, advertising or similar arrangement that does not constitute a mere brokering of the license or sublicense.

          (b) Notwithstanding the immediately foregoing paragraph, both the Company and Sub shall be prohibited from assigning or sublicensing (or in the case of the Company, a

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further licensing) the "Right Start" name in a particular circumstance if, in the opinion of an independent arbitrator recognized by American Arbitration Association (the "AAA") appointed by consensus of the Board of Directors of the Company and the Board of Directors of Sub, such assignment or sublicense would substantially harm the image or reputation of the non-assigning/non-sublicensing/non-licensing party or otherwise substantially diminish the value of the non-assigning/non-sublicensing/non-licensing party's Intellectual Property rights or the "Right Start" name in a particular circumstance. The non-prevailing party shall pay the costs and expenses of such arbitrator if utilized hereunder, and the arbitrator shall allocate between the parties fees and expenses of counsel in connection with any such arbitration.

          (c) Notwithstanding Section 2.05(a) and (b) above, the Company shall
                              -----------------------
be permitted to assign, pledge and grant a security interest in its Intellectual Property to its Senior Lender to secure its obligations under any loan or credit agreement with its Senior Lender without the consent of Sub, and the Company's Intellectual Property and rights may be assigned, transferred or sublicensed by the Company or its Senior Lender, by foreclosure or transfer in lieu thereof, in connection with such Senior Lender's exercise of any remedies with respect to such indebtedness without the consent of Sub; provided that any transferee, including Senior Lender, who acquires ownership of or a sublicense in such Intellectual Property or rights shall have principal offices or branches located within the United States and shall assume in writing the obligations of the Company under this Agreement and agree to be bound hereby. No consent of Sub, and no assumption of Company's rights under this Agreement, shall be required for any Senior Lender of the Company to exercise its rights against any inventory of the Company bearing the trademarks or tradenames included in the Intellectual Property and the exercise of such rights shall not be a breach hereunder. Notwithstanding Section 2.05(a) and (b) above, Sub shall be permitted
                           -----------------------
to assign, pledge and grant a security interest in its Intellectual Property to its Senior Lender to secure its obligations under any loan or credit agreement with its Senior Lender without the consent of the Company, and Sub's Intellectual Property and rights may be assigned, transferred or sublicensed by Sub or its Senior Lender, by foreclosure or transfer in lieu thereof, in connection with such Senior Lender's exercise of any remedies with respect to such indebtedness without the consent of the Company; provided that any transferee, including Senior Lender, who acquires ownership of or a sublicense in such Intellectual Property or rights shall have principal offices or branches located within the United States and shall assume in writing the obligations of Sub under this Agreement and agree to be bound hereby. No consent of the Company, and no assumption of Sub's rights under this Agreement, shall be required for any Senior Lender of Sub to exercise its rights against any inventory of Sub bearing the trademarks or tradenames included in the Intellectual Property and the exercise of such rights shall not be a breach hereunder. For purposes of this section, "Senior Lender" shall mean one or more major financial institutions of good repute with principal offices or branches located in the United States.

          After foreclosure by or transfer in lieu thereof to a Senior Lender as set forth in the immediately preceding paragraph, if such Senior Lender transfers its rights in or to any Intellectual Property under this Section
                                                                   -------
2.05(c), it shall be released from any obligations under this Agreement upon
-------
consummation of such transfer.

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

3.  GRANT OF SUB-LICENSE.
    --------------------

          3.01  Sub-License.  Company hereby grants to Sub a perpetual,
                -----------
worldwide, exclusive, fully paid-up and royalty-free, unrestricted sub-license and right to use, reproduce, modify, transfer, maintain and otherwise fully exploit the Guidance Solutions Content and all of its Derivatives. This sublicense shall survive termination of this Agreement and shall include, without limitation, all rights to:

          (a) develop, use, reproduce, broadcast, distribute or transmit in any fashion, display, perform or otherwise exploit the Guidance Solutions Content, as well as all Derivatives, in and for all forms, media, platforms, etc. now or hereafter known or invented by anyone; and

          (b) create Derivatives or otherwise modify the Guidance Solutions Content and Derivatives.

4.  FORM OF USE.
    -----------

         4.01  Notices, Legends and other Intellectual Property.
               ------------------------------------------------

          (a)  By Sub:
               ------

               (i) Sub shall use the Right Start IP in connection with the federal registration symbol, (R), or the "TM" symbol, the federal copyright symbol (C), and "Reg'd Patent" or "Patent Pending", as and if applicable, and such other customary symbols, notices and legends as may be reasonably required by Company.

               (ii) With the exception of the trademarks, service marks, trade dress, logos, brands and designs, trade names, Internet domain names, metatags, and hyperlinks of Sub and its affiliates, Sub shall not use the Trademarks owned by the Company so as to create composite or unitary trademarks consisting or comprised of the Trademarks and any other third party trademarks, service marks, trade dress, logos, brands and designs, trade names, Internet domain names, metatags, or hyperlinks without the prior written approval of Company.

          (b)  By the Company:
               --------------

               (i) The Company shall use the Website IP in connection with the federal registration symbol, (R), or the "TM" symbol, the federal copyright symbol (C), and "Reg'd Patent" or "Patent Pending", as and if applicable, and such other customary symbols, notices and legends as may be reasonably required by Sub.

              (ii) With the exception of the trademarks, service marks, trade dress, logos, brands and designs, trade names, Internet domain names, metatags, and hyperlinks of the Company and its affiliates, the Company shall not use the Sub Marks so as to create composite or unitary trademarks consisting or comprised of the Trademarks and any other third party trademarks, service marks, trade dress, logos, brands and designs, trade names, Internet domain names, metatags, or hyperlinks without the prior written approval of Sub.


        4.02  Quality Standards.
              -----------------

         (a)  For Sub:
              -------

              (i) The Trademarks shall at all times be used in a form and manner that is consistent with the registered or applied-for format of the Trademarks or the then current practices of Company, and otherwise in a form and manner that is reasonably in keeping with the image, reputation and goodwill symbolized by and associated with the Trademarks.

              (ii) Sub shall only use the Trademarks in connection with the Online Business, and goods and services that adhere to the standard of quality exemplified by the then current practices of Company provided by the Company to Sub in writing with reasonable notice (if such practices are then actually followed by the Company and also are enforced against its licensees other than Sub, if any) and which must be in keeping with the image and goodwill symbolized and associated with the Trademarks, the Retail Business and the Company.

              (iii) Sub's use of the Trademarks shall not injure, disparage, demean, or tarnish the reputation of Company, the Retail Business, the Trademarks or the image, reputation or goodwill associated therewith; provided, however, that legal competitive business practices of Sub against the Company or third parties (or the effects thereof) shall not violate this subsection.


         (b)  For the Company:
              ---------------

              (i) The Website IP and the Trademarks shall at all times be used in a form and manner that is consistent with the registered or applied-for format of the Website IP and the Trademarks or the then current practices of Sub, and otherwise in a form and manner that is reasonably in keeping with the image, reputation and goodwill symbolized by and associated with the Website IP and the Trademarks.

              (ii) The Company shall only use the Website IP in connection with the Retail Business, all of which must adhere to the standard of quality exemplified by the then current practices of Sub provided by Sub to the Company in writing with reasonable notice (if such practices are then actually followed by Sub and also are enforced against its licensees other than the Company, if any) and which must be in keeping with the image and goodwill symbolized and associated with the Website IP, the Online Business and Sub; provided, however, that such standards and any criteria for
              -----------------
              approval will be applied to the Company on a nondiscriminating basis.

             (iii) The Company's use of the Website IP and the Trademarks shall not injure, disparage, demean or tarnish the reputation of Sub, the Online Business, the

             Website IP or the image, reputation or goodwill associated therewith; provided, however, that legal competitive business practices of the Company against Sub or third parties (or the effects thereof) shall not violate this subsection.

          4.03  Quality Control.  (a)  Sub shall submit to Company, for
                ----------------
Company's prior written approval, which approval shall not be unreasonably withheld or delayed, three samples of any proposed use of the Trademarks (other than for routine advertising or any other use consistent with previously approved uses or consistent with Company's generally applicable TM guidelines or any specific guidelines provided by the Company to Sub). Company shall provide its written approval or disapproval of the proposed use of the Trademarks to Sub. If Company does not provide its written approval within 10 days following such submission, approval shall be deemed granted. Company shall provide, at Sub's request, a written explanation of its reasons for withholding approval within 10 days after notice of such request, in sufficient detail to enable Sub to correct the basis for Company's rejection of the submitted material. Sub shall ensure that representative samples of its use of the Trademarks are periodically submitted to Company, in order to further enable Company to exercise control over the nature and quality of the goods and services provided under the Trademarks.

          (b) The Company shall submit to Sub, for Sub's prior written approval, which approval shall not be unreasonably withheld or delayed, three samples of any proposed use of the Sub Marks (other than for routine advertising or any other use consistent with previously approved uses or consistent with Sub's generally applicable TM guidelines or any specific guidelines provided by Sub to the Company). Sub shall provide its written approval or disapproval of the proposed use of the Sub Marks to the Company. If Sub does not provide its written approval within 10 days following such submission, approval shall be deemed granted. Sub shall provide, at the Company's request, a written explanation of its reasons for withholding approval within 10 days after notice of such request, in sufficient detail to enable the Company to correct the basis for Sub's rejection of the submitted material. The Company shall ensure that representative samples of its use of the Sub Marks are periodically submitted to Sub, in order to further enable Sub to exercise control over the nature and quality of the goods and services provided under the Sub Marks.

  4.04  Infringement Proceedings.  (a)  Subject to 4.4(b), each party shall
        ------------------------
promptly notify the other party in writing of any actual or suspected unauthorized third party use of the Right Start IP, Confidential Information of the Company and the Customer Information, as such use comes to a party's attention. If the Company elects to defend or enforce its rights relating to such alleged infringement, it shall be entitled to choose counsel for such purpose and the Company shall afford Sub the opportunity to participate in (1) the communication in writing or orally with the alleged infringer; and (2) the enforcement or defense of their rights in, to and under the Right Start IP, Confidential Information of the Company and the Customer Information; and (3) the undertaking of infringement, unfair competition or other proceedings involving the Right Start IP, Confidential Information of the Company or the Customer Information; provided, however, that if the Company elects not to defend or enforce its rights against such alleged infringer, Sub shall be entitled to exercise any of the foregoing rights alone (including retention of its choice of counsel) and the Company agrees to cooperate with Sub in the exercise of such rights. Damages from such alleged infringer, if recovered by either of the parties, shall be equitably apportioned between the Company and Sub in accordance with relative damage suffered by the parties from such infringement.

   (b) Subject to Section 4.4(a), each party shall promptly notify the other party in writing of any actual or suspected unauthorized third party use of the Website IP, the User Information and the Confidential Information of Sub, as such use comes to a party's attention. If Sub elects to defend or enforce its rights relating to such alleged infringement, it shall be entitled to choose counsel for such purpose and Sub shall afford the Company the opportunity to participate in the (1) communication in writing or orally with the alleged infringer; and (2) the enforcement or defense of their rights in, to and under the Website IP, the User Information and the Confidential Information of Sub; and (3) the undertaking of infringement, unfair competition or other proceedings involving the Website IP, the User Information or the Confidential Information of Sub; provided, however, that if Sub elects not to defend or enforce its rights against such alleged infringer, the Company shall be entitled to exercise any of the foregoing rights alone (including retention of its choice of counsel) and Sub agrees to cooperate with the Company in the exercise of such rights. Damages from such alleged infringer, if recovered by either of the parties, shall be equitably apportioned between the Company and Sub in accordance with relative damage suffered by the parties from such infringement.

5.  TERM AND TERMINATION.
    --------------------

   5.01  Term.  The term of this Agreement (and all licenses hereunder) shall
         ----
commence on the date of this Agreement and shall continue until terminated in accordance with the procedures set forth in this Agreement; provided, however, that to the extent that any license or sub-license granted hereunder continues upon termination of this Agreement (as specifically set forth in Section 5.04 below or otherwise herein) (a "Post-Term License") such Post-Term Licenses shall continue but any particular activity under such Post-Term License shall be subject to termination if, in the opinion of an independent recognized arbitrator by the AAA appointed by the consensus of the Board of Directors of the Company and the Board of Directors of Sub, such activity under such Post-Term License would substantially harm the image of the owner of the Intellectual Property to which the Post-Term License relates or otherwise substantially diminish the value of such party's Intellectual Property rights or the "Right Start" name. The non-prevailing party shall pay the costs and expenses of such arbitrator if utilized, and the arbitrator shall allocate between the parties the fees and expenses of counsel in connection with any such arbitration.

   5.02  Termination for Change in Control of Sub.  In the event of a Change in
         ----------------------------------------
Control of Sub in which the acquiror is a direct competitor of the Company, Sub shall provide notice to the Company no less than 10 days prior to entering into a definitive agreement giving effect to such Change of Control. Thereafter, the Company may terminate this Agreement (in accordance with the terms of Section
5.01 and 5.04 hereof) within 30 days by giving Sub notice of termination due to a Change of Control. If Sub fails to provide notice to the Company in accordance with this paragraph, this Agreement may be terminated at the Company's option at any time, within 60 days of the later of when the Change of Control is actually consummated or the date on which the Company discovers that a Change of Control has occurred.

   5.03  Termination for Cause.  If either party materially breaches this
         ---------------------
Agreement and does not cure such failure within 30 business days after written notice is given by the other party specifying the nature of the material breach, the non-breaching party may, upon further notice to the breaching party within 10 days of the end of the 30-day period, terminate this Agreement as of the date specified in such notice of termination.

   5.04  Effect of Termination.  Subject to Section 5.01 above, in the
         ---------------------
event of a termination of this Agreement for any reason, and with the exception of licenses granted hereunder to the extent they relate to (A) Customer Information used by Sub in the Online Business at the time of termination and
(B) the "Right Start" name and other Right Start IP actively used in the Online Business at the time of termination, and selling out inventory, and excluding any intellectual property owned by Sub, Sub shall (1) cease any and all use of the Right Start IP and the Confidential Information of the Company; and (2) deliver to Company all copies of the remaining stock of printed or other material bearing the Right Start IP, any other designation which is the same or confusingly similar to the Right Start IP or the Confidential Information of the Company, and all other materials, files, goods and documentation relating or referring to the Right Start IP or the Confidential Information of the Company in Sub's possession. In the event of a termination of this Agreement for any reason, and with the exception of licenses granted hereunder to the extent they relate to User Information used by the Company in the Retail Business at the time of termination, and selling out inventory, and excluding any intellectual property owned by the Company, the Company shall (1) cease any and all use of the Website IP, the User Information, and the Confidential Information of Sub, and (2) deliver to Sub all copies of the remaining stock of printed or other material bearing the Website IP, any other designation which is the same or confusingly similar to the Website IP or the Confidential Information of Sub, and all other materials, files, goods and documentation relating or referring to the Website IP, the User Information or the Confidential Information of Sub in the Company's possession.

6. REPRESENTATIONS AND WARRANTIES; DISCLAIMER.
   ------------------------------------------

          6.01 Each party represents and warrants that, except as authorized hereunder, neither it nor any Intellectual Property shall to its knowledge infringe upon any third party intellectual property rights, including, without limitation, trademarks, copyrights, patents and trade secrets.

          6.02      DISCLAIMER.  NEITHER PARTY MAKES ANY REPRESENTATIONS OR
                    ----------
WARRANTIES, EXPRESS OR IMPLIED, REGARDING OR RELATING TO THE INTELLECTUAL PROPERTY, AND EACH PARTY EXPLICITLY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

7.  COVENANTS.
    ---------

         (a) Confidentiality.  Each party agrees to hold in strict confidence,
             ---------------
and to use reasonable efforts to cause its employees and representatives to hold in strict confidence all Confidential Information of the other party furnished to or obtained by it in the course of this

Agreement except to the extent that (i) such information has been in the public domain through no fault of it, (ii) disclosure or release is compelled by judicial or administrative process, or (iii) disclosure or release is necessary pursuant to requirements of law or the requirements of any governmental entity including, without limitation, disclosure requirements under the Securities Exchange Act of 1934, as amended. This Section 7 shall survive termination of this Agreement indefinitely.

         (b) Promotion.  The Management Services Agreement dated as of the date
             ---------
hereof between Parent and Sub contains a promotional covenant that continues in effect until this Agreement is terminated in accordance with Section 5 herein
                                                             ---------
(regardless of termination of such Management Services Agreement prior to the date of termination of this Agreement).

8.  MISCELLANEOUS PROVISIONS.
    ------------------------

        8.01  Notices.  Except as otherwise specified in this Agreement, all
              -------
notices, requests, consents, approvals, agreements, authorizations, acknowledgements, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when sent by telecopy to the telecopy number specified below. A copy of any such notice shall also be sent by express air mail on the date such notice is transmitted by telecopy to the address specified below:

                 In the case of Company:
                 The Right Start, Inc.
                 5388 Sterling Center Drive - Unit C
                 Westlake Village, CA 91361
                 Attention:  President
                 ---------
                 Telecopy No.  (818) 707-7132

                 with a copy to:

                 Milbank, Tweed, Hadley & McCloy LLP
                 601 South Figueroa Street, 30th Floor
                 Los Angeles, CA  90017
                 Attention:  Kenneth Baronsky
                 ---------
                 Telecopy No. 213-629-5063

                 In the case of Sub:

                 RightStart.com Inc.
                 5388 Sterling Center Drive - Unit C
                 Westlake Village, CA  91361
                 Attention:  President
                 ---------
                 Telecopy No. (818) 707-7132
                 with a copy to:

                 Sierra Ventures VII LP
                 3000 Sand Hill Road
                 Building 4, #210
                 Menlo Park, CA  94025
                 Attn:  Mr. Robert J. Simon
                 Telecopy No. (650) 854-5593

A party may change its address or telecopy number for notification purposes by giving the other party notice of the new address or telecopy number and the date upon which it shall become effective.

          8.02  Headings.  The article and section headings are for reference
                --------
and convenience only and shall not be considered in the interpretation of this Agreement.

          8.03  Severability.  If any provision of this Agreement is held by a
                ------------
court of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement, if capable of substantial performance, shall remain in full force and effect.

          8.04  Third Party Beneficiaries.  Each party intends that this
                -------------------------
Agreement shall not benefit, or create and right or cause of action in or on behalf of any person or entity other than the parties.

          8.05  Waivers.  No delay or omission by either party in the exercise
                -------
of any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing and signed by the party waiving its rights.

          8.06  Entire Agreement.  This Agreement represents the entire
                ----------------
agreement between the parties with respect to its subject matter, and there are no other representations, understandings or agreements between the parties relative to such subject matter.

          8.07  Amendments.  No amendment to, or change, waiver or discharge of,
                ----------
any provision of this Agreement shall be valid unless in writing and signed by an authorized representative of each of the parties.

          8.08  Governing Law.  This Agreement and the rights and obligations of
                -------------
the parties hereunder shall be governed by and construed in accordance with United States trademark laws and the laws of the State of California, without giving effect to the principles thereof relating to the conflicts of laws.

          8.09  Covenant of Further Assurances.  Company and Sub covenant and
                ------------------------------
agree that, subsequent to the execution and delivery of this Agreement and without additional consideration, each of Company and Sub shall execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this

Agreement to perfect or otherwise preserve and maintain Company's rights in and to the Intellectual Property.

  IN WITNESS WHEREOF, each of Company and Sub has caused this Agreement to be signed and delivered by its duly authorized representative.


                         The Right Start, Inc.



                         By: /s/ Gina M. Engelhard
                            -----------------------
                            Name:  Gina M. Engelhard
                            Title: Chief Financial Officer and Secretary

                         RightStart.com Inc.


                         By: /s/ Jerry R. Welch
                            ------------------------
                            Name:  Jerry R. Welch
                            Title:  President

STATE OF                )
        ----------------
                        ) SS.

COUNTY OF               )
         ---------------


  On this      day of       , 1999, there appeared before me                 ,
          -----      -------                                 ---------------
personally known to me, who acknowledged that he/she signed the foregoing Intellectual Property Agreement as his/her voluntary act and deed with full authority to do so.


                                ----------------------------
                                       Notary Public

                             EXHIBIT A- Trademarks
                             ---------------------


        [Intentionally Omitted.  Available upon request to the Company]

                               EXHIBIT C- Patents
                               ------------------


        No patent applications or registrations as of the Effective Date

                            EXHIBIT D- Domain Names
                            -----------------------

-------------------------------------------------------------------------------
                                 DOMAIN NAMES
-------------------------------------------------------------------------------
THERIGHTSTART.COM
-------------------------------------------------------------------------------
RIGHTSTART.COM
-------------------------------------------------------------------------------

                                       18